SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                    FORM 8-K/A

                                  CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

          Date of Report (Date of earliest event reported) March 25, 1996

                               METALCLAD CORPORATION
              (Exact name of registrant as specified in its charter)

           Delaware                               0-2000
  (State or other jurisdiction           (Commission File Number)

                             95-2368719
                (I.R.S. Employer Identification No.)

      3737 Birch Street, Suite 300
      Newport Beach, California                   92660
  (Address of Principal Executive Office)       (Zip Code)

  Registrant s telephone number, including area code (714) 476-2772

                               ---------------------

      Item 4.  Change in Registrant s Certifying Accountant.

          The registrant has dismissed its former principal accountants, Grant Thornton LLP, effective March 25, 1996.

          During the two most recent fiscal years of the registrant and each subsequent interim period preceding March 25, 1996 there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

          The reports of the former principal accountants on the financial statements of the registrant, for the fiscal year ended May 31, 1995, contained a qualified opinion or uncertainty relative to the company s ability to continue as a going concern. Prior reports contained no adverse opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         The Registrant s Board of Directors has approved the decision to change accountants.

          On April 26, 1996, the Company engaged ARTHUR ANDERSEN L.L.P. as its principal accountant.

      Exhibits

        The following exhibit is being filed with this current report on Form 8-K/A:

          Letter dated April 26, 1996 from Grant Thornton addressed to the Securities and Exchange Commission pertaining to the statements made by the registrant in response to Item 4 above.

                                    SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                METALCLAD CORPORATION


  April 26, 1996                By:   /s/ Grant S. Kesler
                                    Grant S. Kesler
                                    President